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                                     STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 21, 2005

                          THE HARTCOURT COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)

       001-12671                                          87-0400541
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(Commission File Number)                       (IRS Employer Identification No.)


 3F, 710 CHANGPING ROAD, SHANGHAI CHINA                    200040
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(Address of Principal Executive Offices)                 (Zip Code)

                                (86 21) 52138810
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On November 1, 2004, The Hartcourt Companies, Inc. (the "Company") entered into a definitive purchase agreement to purchase 90% of the capital stock of Control Tech Electronics (Shanghai) Co., Ltd. ("Control Tech"), a key sales and marketing partner of Radvision and ClearOne video and audio conferencing products in China. Under the terms of the purchase agreement, the purchase price that the Company agreed to pay for 90% of the capital stock of Control Tech is 16.2 Million RMB (approximately US$1.96 Million) payable in 8,516,902 shares of restricted common stock of the Company. Control Tech's management team will hold the remaining 10% equity interest.

         On February 21, 2005, the Company completed the acquisition of 90% of the capital stock of Control Tech pursuant to the purchase agreement. The number of shares of the Company's common stock payable as consideration for the purchase was adjusted as of the closing date to 19,588,875 shares pursuant to a purchase price adjustment provision contained in the purchase agreement. The revised definitive purchase agreement is attached as Exhibit 99.2.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         On February 25, 2005, the Company issued to the former shareholder of Control Tech in an offshore transaction under Regulation S an aggregate of 19,588,875 shares of the Company's common stock pursuant to the terms of the definitive purchase agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired

         The audit of the financial statements of Control Tech for the year ended December 31, 2004 has not been completed. The audited accounts of Control Tech will be filed as soon as the audit is completed.

(b) Pro forma financial information

         The unaudited pro forma financial information will be filed together with the audited financial statements.

(c) Exhibits

         On February 24, 2005, the Company issued a press release announcing the completion of acquisition of Control Tech. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The full text of the revised definitive agreement is attached as
         Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE HARTCOURT COMPANIES, INC.
                                             (Registrant)

Date:  February 25, 2004                     By: /S/ CARRIE HARTWICK
                                                 ------------------------
                                                 Carrie Hartwick
                                                 Chief Executive Officer